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                                                                    EXHIBIT 10.1

                                  ARTICLE FOUR

                  The total number of shares of stock which the Corporation has authority to issue is 110,000,000, consisting of:

                  (i) 20,000 shares of Class A Common Stock, par value $0.01 per share (the "Original Class A Common");

                  (ii) 10,000 shares of Class A-1 Common Stock, par value $0.01 per share (the "Class A-1 Common");

                  (iii) 5,000 shares of Class A-2 Common Stock, par value $0.01 per share (the "Class A-2 Common");

                  (iv) 30,000 shares of Class B Common Stock, par value $0.01 per share (the "Class B Common");

                  (v) 20,000 shares of Class C Common Stock, par value $0.01 per share (the "Class C Common");

                  (vi) 15,000 shares of Class D-1 Common Stock, par value $0.01 per share (the "Class D-1 Common");

                  (vii) 15,000 shares of Class D-2 Non-Voting Common Stock, par value $0.01 per share (the "Class D-2 Common");

                  (viii) 20,000 shares of Class E Common Stock, par value $0.01 per share (the "Class E Common");

                  (ix) 20,000 shares of Class P Common Stock, par value $0.01 per share (the "Class P Common");

                  (x) 97,845,000 shares of Class Q-1 Common Stock, par value $0.01 per share (the "Class Q-1 Common"); and

                  (xi) 12,000,000 shares of Class Q-2 Non-Voting Common Stock, par value $0.01 per share (the "Class Q-2 Common").

                  The Original Class A Common, Class A-1 Common and Class A-2 Common are referred to collectively as the "Class A Common," the Class D-1 Common and Class D-2 Common are referred to collectively as the "Class D Common," the Class Q-1 Common and Class Q-2 Common are referred to collectively as the "Class Q Common" and the Class A Common, Class B Common, Class C Common, Class D Common, Class E Common, Class P Common and Class Q Common and any other common stock issued hereafter are referred to collectively as the "Common Stock." Capitalized terms used but not otherwise defined in this Article Four are defined in Section II.

         I.       Terms Applicable to the Common Stock.

                  Except as otherwise provided in this Section I or as otherwise required by applicable law, all shares of Class A Common, Class B Common, Class C Common, Class D Common, Class E Common, Class P Common and Class Q Common shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

                  Part 1. Voting Rights.

                  Except as otherwise provided in this Section I or as otherwise required by applicable law, all holders of Class A Common, Class B Common, Class C Common, Class D-1 Common, Class E Common and Class Q-1 Common shall be entitled to one vote per share on all matters to be voted on by the Corporation's stockholders and the holders of Class D-2 Common, Class P Common and Class Q-2 Common shall not be entitled to vote on such matters. The holders of Class A Common, Class B Common, Class C Common, Class D-1 Common, Class E Common and Class Q-1 Common shall vote together as a single class.

                  Part 2. Distributions. At the time of each Distribution (including, without limitation, Distributions made in connection with the terms of Part 5 of this Section I), 99.9% of such Distribution shall be made to the holders of Class Q Common, ratably based upon the number of shares of Class Q Common outstanding at the time of such Distribution and 0.1% of such Distribution shall be made to the holders of other shares in the following priority:

                  (A) Class P Common Priority Distributions. Prior to any Distributions pursuant to paragraph 2(B) below, Distributions shall be distributed to the holders of Class P Common in the following priority:

                  (i) The holders of Class P Common shall be entitled to receive all Distributions, ratably based upon the aggregate Unpaid Class P Yield of the Class P Common held by such holder, until such time as the holders of Class P Common receive, as a group, Distributions equal to the Unpaid Class P Yield, if any, remaining at the time of each such Distribution on Class P Common. The Distributions made pursuant to this paragraph 2(A)(i) to holders of Class P Common shall be designated as a payment of Class P Yield on such shares of Class P Common.

                  (ii) Following each Distribution described in paragraph 2(A)(i) above, the holders of Class P Common shall be entitled to receive all Distributions, ratably based upon the aggregate Unreturned Original P Cost of the Class P Common held by such holder, until such time as the holders of Class P Common, as a group, receive Distributions equal to the aggregate Unreturned Original P Cost of the Class P Common. The Distributions made pursuant to this paragraph 2(A)(ii) to holders of the Class P Common shall be designated as a return of Original P Cost on such shares of Class P Common.

                  (B) Distributions After Class P Priority. Following Distribution described in paragraph 2(A) above, Distributions shall be distributed to the holders of Common Stock in the following priority:

                  (i) Class A Common. At the same time as Distributions are made pursuant to paragraphs 2(B)(ii), 2(B)(iii) and 2(B)(iv) below, the holders of Class A Common shall be

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

entitled to receive, as a group, a percentage of all Distributions made to holders of Common Stock, such percentage to be determined by dividing (a) the number of shares of Class A Common outstanding on the record date for the applicable Distribution, by (b) the number of shares of Common Stock outstanding on the record date for the applicable Distribution; provided that at such time as any holder of Class A-2 Common receives, Distributions in respect of such Class A-2 Common equal to the Unreturned Original A-2 Cost on such shares of Class A-2 Common, the holder of such Class A-2 Common shall no longer be entitled to any portion of the Distributions, all rights as a holder of such Class A-2 Common shall cease, such Class A-2 Common shall no longer be deemed to be issued and outstanding and such Class A-2 Common shall then be disregarded for purposes of determining the number of outstanding shares under clauses (a) and (b) above. Subject to the foregoing, the Distributions to the holders of Class A Common shall be distributed ratably among holders of Class A Common on a per share basis.

                  (ii) Class B Common and Class C Common. At the same time as Distributions are made pursuant to paragraphs 2(B)(i) above and 2(B)(iii) and 2(B)(iv) below, the holders of Class B Common and Class C Common shall be entitled to receive, as a group, a percentage of all Distributions made to holders of Common Stock, such percentage to be determined by dividing (a) the number of outstanding shares of Class B Common and Class C Common on the record date for the applicable Distribution, by (b) the number of shares of Common Stock outstanding on the record date for the applicable Distribution (the "B/C Distributions"); provided that at such time as the holders of Class A-2 Common receive, as a group, Distributions in respect of such Class A-2 Common equal to the Unreturned Original A-2 Cost on such shares of Class A-2 Common, the Class A-2 Common shall then be disregarded for purposes of determining the number of outstanding shares under clause (b) above. The B/C Distributions shall be distributed to the holders of Class B Common and Class C Common in the following priority:

                  (a) The holders of Class B Common shall be entitled to receive all B/C Distributions, ratably based upon the aggregate Unreturned Original Cost and Unpaid Yield of the Class B Common held by each such holder, until such time as the holders of Class B Common, as a class, receive Distributions equal to the sum of (A) the aggregate Unreturned Original Cost of the Class B Common and (B) the aggregate Unpaid Yield on the Class B Common. The Distributions made pursuant to this paragraph 2(B)(ii)(a) to holders of the Class B Common shall first be designated as a payment of Yield on and then as a return of Original Cost of the Class B Common.

                  (b) Following the Distributions described in paragraph 2(B)(ii)(a) above, the holders of Class C Common shall be entitled to receive all B/C Distributions, ratably based upon the aggregate Unreturned Original Cost and Unpaid Yield of the Class C Common held by each such holder, until such time as the holders of Class C Common, as a class, receive Distributions equal to the sum of (A) the aggregate Unreturned Original Cost of the Class C Common and (B) the aggregate Unpaid Yield on the Class C Common. The Distributions made pursuant to this paragraph 2(B)(ii)(b) to holders of the Class C Common shall first be designated as a payment of Yield on and then as a return of Original Cost of the Class C Common.

                  (c) Following the Distributions described in paragraph 2(B)(ii)(b) above, and at the same time as Distributions in paragraph 2(B)(ii)(d) below, the holders of Class B Common shall be entitled to receive, as a class, a percentage of all B/C Distributions, such percentage to be determined by dividing (A) the sum of (x) the aggregate Unreturned Original Cost of Onex Loss Investment Stock and (y) the aggregate Unpaid Yield on Onex Loss Investment Stock, by (B) the sum of (x) the aggregate Unreturned Original Cost of Loss Investment Stock and (y) the aggregate Unpaid Yield on Loss Investment Stock, until such time an the holders of Class B Common receive, as a class, Distributions equal to the excess of (C) the sum of (x) the aggregate Unreturned Original Cost of Onex Loss Investment Stock and (y) the aggregate Unpaid Yield on Onex Loss Investment Stock over (D) the aggregate Disposition Value of Onex Loss Investment Stock. The Distributions made pursuant to this paragraph 2(B)(ii)(c) to holders of the Class B Common shall be distributed ratably, based upon the number of outstanding shares of Class B Common held by each such holder, and shall be designated first as payment of Yield on and then as a return of Original Cost of the Onex Loss Investment Stock.

                  (d) Following the Distributions described in paragraph 2(B)(ii)(b) above, and at the same time as Distributions in paragraph 2(B)(ii)(c) above, the holders of Class C Common shall be entitled to receive, as a class, a percentage of all B/C Distributions, such percentage to be determined by dividing (A) the sum of (x) the aggregate Unreturned Original Cost of J2R Loss Investment Stock and (y) the aggregate Unpaid Yield on J2R Loss Investment Stock, by (B) the sum of (x) the aggregate Unreturned Original Cost of Loss Investment Stock and (y) the aggregate Unpaid Yield on Loss Investment Stock, until such time as the holders of Class C Common receive, as a class, Distributions equal to the excess of (C) the sum of (x) the aggregate Unreturned Original Cost of J2R Loss Investment Stock and (y) the aggregate Unpaid Yield on J2R Loss Investment Stock over (D) the aggregate Disposition Value of J2R Loss Investment Stock. The Distributions made pursuant to this paragraph 2(B)(ii)(d) to holders of Class C Common shall be distributed ratably, based upon the number of outstanding shares of Class C Common held by each such holder, and shall be designated first as payment of Yield on and then as a return of Original Cost of the J2R Loss Investment Stock.

                  (e) Following the Distributions described in paragraphs 2(B)(ii)(c) and 2(B)(ii)(d) above, the holders of Class C Common shall be entitled to receive all B/C Distributions, ratably based upon the number of shares of Class C Common held by each such holder, until such time as the holders of Class C Common receive, as a class, Distributions equal to 25% of all Distributions made by all Portfolio Companies that were designated (according to the distributing Portfolio Company's Certificate of Incorporation) as payment of Yield on the Class B Common.

                  (f) Following the Distributions described in paragraph 2(B)(ii)(e) above, and at the same time as Distributions in paragraph 2(B)(ii)(g) below, the holders of Class B Common shall be entitled to receive, as a class, a percentage of all B/C Distributions, such percentage to be determined by dividing (A) the sum of (x) the aggregate Unreturned Original Cost of Onex PLI Stock and (y) the aggregate Unpaid Yield on Onex PLI Stock, by (B) the sum of (x) the aggregate Unreturned Original Cost of PLI Stock and (y) the aggregate Unpaid Yield on PLI Stock, until such time as the holders of Class B Common and Class C Common, as a group, receive Distributions equal to the Shortfall. The Distributions made pursuant to this paragraph 2(B)(ii)(f) to holders of the Class B Common shall be distributed ratably, based upon the number of outstanding shares of Class B Common held by each such holder, and shall be designated first as a payment of Yield on and then as a return of Original Cost of the Onex PLI Stock.

                  (g) Following the Distributions described in paragraph 2(B)(ii)(e) above, and at the same time as distributions in paragraph 2(B)(ii)(f) above, the holders of Class C Common shall be entitled to receive, as a class, a percentage of all B/C Distributions, such percentage to be determined by dividing (A) the sum of (x) the aggregate Unreturned Original Cost of J2R PLI Stock and (y) the aggregate Unpaid Yield on J2R PLI Stock, by (B) the sum of (x) the aggregate Unreturned Original Cost of PLI Stock and (y) the aggregate Unpaid Yield on PLI Stock, until such time as the holders of Class B Common and Class C Common, as a group, receive Distributions equal to the Shortfall. The Distributions made pursuant to this paragraph 2(B)(ii)(g) to holders of the Class C Common shall be distributed ratably, based upon the number of outstanding shares of Class C Common held by each such holder, and shall be designated first as a payment of Yield on and then as a return of Original Cost of the J2R PLI Stock.

                  (h) Following the Distributions described in paragraphs 2(B)(ii)(f) and 2(B)(ii)(g) above, (A) the holders of Class B Common shall be entitled to receive 80% of the B/C Distributions ratably, based upon the number of outstanding shares of Class B Common held by each such holder and (B) the holders of Class C Common shall be entitled to receive 20% of the B/C Distributions ratably, based upon the number of outstanding shares of Class C Common held by each such holder.

                  (iii) Class D Common and Class E Common. At the same time as Distributions are made pursuant to paragraphs 2(B)(i) and 2(B)(ii) above and 2(B)(iv) below, the holders of Class D Common and Class E Common shall be entitled to receive, as a group, a percentage of all Distributions made to holders of Common Stock, such percentage to be determined by dividing (a) the number of outstanding shares of Class D Common and Class E Common on the record date for the applicable Distribution, by (b) the number of shares of Common Stock outstanding on the record date for the applicable Distribution (the "D/E Distributions"); provided that at such time as the holders of Class A-2 Common receive, as a group, Distributions in respect of such Class A-2 Common equal to the Unreturned Original A-2 Cost on such shares of Class A-2 Common, the Class A-2 Common shall then be disregarded for purposes of determining the number of outstanding shares under clause (b) above. The D/E Distributions shall be distributed to the holders of Class D Common and Class E Common in the following priority:

                  (a) The holders of Class D Common shall be entitled to receive all D/E Distributions, ratably based upon the aggregate Unpaid Class D/E Yield of the Class D Common held by such holder, until such time as the holders of Class D Common receive, as a group, Distributions equal to the Unpaid Class D/E Yield on Class D Common. The Distributions made pursuant to this paragraph 2(B)(iii)(a) to holders of Class D Common shall be designated as a payment of Class D/E Yield.

                  (b) Following the Distributions described in paragraph 2(B)(iii)(a) above, the holders of Class E Common shall be entitled to receive all D/E Distributions, ratably based upon the aggregate Unpaid Class D/E Yield of the Class E Common held by such holder, until such time as the holders of Class E Common receive, as a class, Distributions equal to the Unpaid Class D/E Yield on Class E Common. The Distributions made pursuant to this paragraph 2(B)(iii)(b)to holders of Class E Common shall be designated as a payment of Class D/E Yield.

                  (c) Following the Distributions described in paragraph 2(B)(iii)(b) above, the holders of Class D Common shall be entitled to receive all D/E Distributions, ratably based upon the aggregate Unreturned Original D/E Cost of the Class D Common held by such holder, until such time as the holders of Class D Common, as a group, receive Distributions equal to the aggregate Unreturned Original D/E Cost of the Class D Common. The Distributions made pursuant to this paragraph 2(B)(iii)(c) to holders of the Class D Common shall be designated as a return of Original D/E Cost of the Class D Common.

                  (d) Following the Distributions described in paragraph 2(B)(iii)(c) above, the holders of Class E Common shall be entitled to receive all D/E Distributions, ratably based upon the aggregate Unreturned Original D/E Cost of the Class E Common held by such holder, until such time as the holders of Class E Common, as a class, receive Distributions equal to the aggregate Unreturned Original D/E Cost of the Class E Common. The Distributions made pursuant to this paragraph 2(B)(iii)(d) to holders of the Class E Common shall be designated as a return of Original D/E Cost of the Class E Common.

                  (e) Following the Distributions described in paragraph 2(B)(iii)(d) above, the holders of Class E Common shall be entitled to receive all D/E Distributions, ratably based upon the number of shares of Class E Common held by each such holder, until such time as the holders of Class E Common receive, as a class, Distributions equal to 25% of all Distributions that were designated as payment of Class D/E Yield on the Class D Common.

                  (f) Following the Distributions described in paragraph 2(B)(iii)(e) above, (A) the holders of Class D Common shall be entitled to receive 80% of the D/E Distributions ratably, based upon the number of outstanding shares of Class D Common held by each such holder and (B) the holders of Class E Common shall be entitled to receive 20% of the D/E Distributions ratably, based upon the number of outstanding shares of Class E Common held by each such holder.

                  (iv) Class P Common. At the same time as Distributions are made pursuant to paragraphs 2(B)(i), 2(B)(ii) and 2(B)(iii) above, the holders of Class P Common shall be entitled to receive, as a group, a percentage of all Distributions made to holders of Common Stock, such percentage to be determined by dividing (a) the number of shares of Class P Common outstanding on the record date for the applicable Distribution, by (b) the number of shares of Common Stock outstanding on the record date for the applicable Distribution; provided that at such time as the holders of Class A-2 Common receive, as a group, Distributions in respect of such Class A-2 Common equal to the Unreturned Original A-2 Cost on such shares of Class A-2 Common, the Class A-2 Common shall then be disregarded for purposes of determining the number of outstanding shares under clause (b) above. The Distributions to the holders of Class P Common shall be distributed ratably among holders of Class P Common on a per share basis.

                  Part 3. Pay-in-kind dividends on Class A-1 Common.

                  (A) General Obligation. When and as declared by the Corporation's board of directors and to the extent permitted under the General Corporation Law of Delaware, the Corporation shall pay in-kind dividends to each holder of the Class A-1 Common as provided in this Part 3. Except as otherwise provided herein, dividends on each share of the Class A-1 Common (a "Share") shall accrue on a daily basis at the rate of 7.5 % per annum of the sum of the then remaining Unreturned Original A-1 Cost thereof plus all accumulated and unpaid dividends thereon, from and including the date of issuance of such Share to and including the earlier of (i) November 30, 2003 or (ii) the date on which such holder receives Distributions equal to the Unreturned Original A-1 Cost of such Share. Such dividends shall accrue whether or not they have been declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends and such dividends shall only be payable pursuant to paragraph 3(C) below.

                  (B) Dividend Reference Dates. To the extent not paid on March 1, June 1, September 1 and December 1 of each year, beginning March 1, 2001 (the "Dividend Reference Dates"), all dividends which have accrued on each Share outstanding during the three-month period (or other period in the case of the initial Dividend Reference Date) ending upon each such Dividend Reference Date shall be accumulated and shall remain accumulated dividends with respect to such Share until paid.

                  (C) Payment of Stock Dividends. At any time after the holders of a Share requests, all dividends accruing on such Share shall only be paid, in lieu of cash, by the issuance, at the sole election of such holder, of either
(i) shares of Class A-2 Common (including fractional shares thereof) equal to the amount of the dividend to be paid divided by $4,211 or (ii) shares of Original Class A Common (including fractional shares thereof) equal to the amount of the dividend to be paid divided by $5,896.75.

                  Part 4. Conversion.

                  (A) Conversion of Class D-2 Common.

                  (i) In connection with the occurrence (or the expected occurrence as described in (iii) below) of any Conversion Event, each holder of Class D-2 Common shall be entitled to convert into an equal number of shares of Class D-1 Common any or all of the shares of such holder's Class D-2 Common being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

                  (ii) Each holder of Class D-2 Common shall be entitled to convert shares of Class D-2 Common in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Class D-2 Common to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Class D-2 Common so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Class D-2 Common are converted into shares of Class D-1 Common in connection with a Conversion Event and such shares of Class D-1 Common are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Class D-1 Common shall be promptly converted back into the same number of shares of Class D-2 Common.

                  (B) Conversion Procedure for Class D-2 Common.

                  (i) Each conversion of shares of Class D-2 Common into shares of Class D-1 Common will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal executive office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Class D-2 Common) at any time during normal business hours, together with a written notice by the holder of the shares represented by such certificate or certificates stating that such holder desires to convert such shares, or a stated number of such shares, into shares of Class D-1 Common and that upon such conversion such holder and its Affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Corporation than such holder and its Affiliates are permitted to own, control or have the power to vote under any applicable law, regulation, rule or other requirement of any governmental authority (and such statement will obligate the Corporation to issue such shares of Class D-1 Common). Such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such written notice has been received, and at such time the rights of the holder of the converted shares of Class D-2 Common as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class D-1 Common are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Class D-1 Common represented thereby.

                  (ii) Promptly after such surrender and the receipt of such written notice, the Corporation will issue and deliver in accordance with the surrendering holder's instructions (i) the certificate or certificates for the shares of Class D-1 Common issuable upon such conversion and (ii) a certificate representing any shares of Class D-2 Common which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (iii) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class D-1 Common, solely for the purpose of issue upon the conversion of the Class D-2 Common as provided in this Part 4, such number of shares as shall be issuable upon the conversion of all then outstanding shares of Class D-2 Common (assuming that all such shares are held by persons entitled to convert such shares into shares of Class D-1 Common).

                  (iv) The issuance of certificates for shares of Class D-1 Common upon conversion of shares of Class D-2 Common will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and issuance. The Corporation will not close its books against the transfer of its Common Stock in any manner which would interfere with the timely conversion of the Class D-2 Common.

                  (C) Conversion of Class Q-2 Common.

                  (i) In connection with the occurrence (or the expected occurrence as described in (iii) below) of any Conversion Event, each holder of Class Q-2 Common shall be entitled to convert into an equal number of shares of Class Q-1 Common any or all of the shares of such holder's Class Q-2 Common being (or expected to be) distributed, disposed of or sold in connection with such Conversion Event.

                  (ii) Each holder of Class Q-2 Common shall be entitled to convert shares of Class Q-2 Common in connection with any Conversion Event if such holder reasonably believes that such Conversion Event shall be consummated, and a written request for conversion from any holder of Class Q-2 Common to the Corporation stating such holder's reasonable belief that a Conversion Event shall occur shall be conclusive and shall obligate the Corporation to effect such conversion in a timely manner so as to enable each such holder to participate in such Conversion Event. The Corporation shall not cancel the shares of Class Q-2 Common so converted before the tenth day following such Conversion Event and shall reserve such shares until such tenth day for reissuance in compliance with the next sentence. If any shares of Class Q-2 Common are converted into shares of Class Q-1 Common in connection with a Conversion Event and such shares of Class Q-1 Common are not actually distributed, disposed of or sold pursuant to such Conversion Event, such shares of Class Q-1 Common shall be promptly converted back into the same number of shares of Class Q-2 Common.

                  (D) Conversion Procedure for Class Q-2 Common.

                  (i) Each conversion of shares of Class Q-2 Common into shares of Class Q-1 Common will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal executive office of the Corporation (or such other office or agency of the Corporation as the Corporation may designate by notice in writing to the holders of the Class Q-2 Common) at any time during normal business hours, together with a written notice by the holder of the shares represented by such certificate or certificates stating that such holder desires to convert such shares, or a stated number of such shares, into shares of Class Q-1 Common and that upon such conversion such holder and its Affiliates will not directly or indirectly own, control or have the power to vote a greater quantity of securities of any kind issued by the Corporation than such holder and its Affiliates are permitted to own, control or have the power to vote under any applicable law, regulation, rule or other requirement of any governmental authority (and such statement will obligate the Corporation to issue such shares of Class Q-1 Common). Such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such written notice has been received, and at such time the rights of the holder of the converted shares of Class Q-2 Common as such holder will cease and the person or persons in whose name or names the certificate or certificates for shares of Class Q-1 Common are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of Class Q-1 Common represented thereby.

                  (ii) Promptly after such surrender and the receipt of such written notice, the Corporation will issue and deliver in accordance with the surrendering holder's instructions (i) the certificate or certificates for the shares of Class Q-1 Common issuable upon such conversion and (ii) a certificate representing any shares of Class Q-2 Common which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted.

                  (iii) The Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class Q-1 Common, solely for the purpose of issue upon the conversion of the Class Q-2 Common as provided in this Part 4, such number of shares as shall be issuable upon the conversion of all then outstanding shares of Class Q-2 Common (assuming that all such shares are held by persons entitled to convert such shares into shares of Class Q-1 Common).

                  (iv) The issuance of certificates for shares of Class Q-1 Common upon conversion of shares of Class Q-2 Common will be made without charge to the holders of such shares for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and issuance. The Corporation will not close its books against the transfer of its Common Stock in any manner which would interfere with the timely conversion of the Class Q-2 Common.

                  (E) Certain Definitions. For purposes of paragraphs 4(A) and 4(C), a "Conversion Event" shall mean (a) any public offering or public sale of securities of the Corporation (including a public offering registered under the Securities Act of 1933 and a public sale pursuant to Rule 144 of the Securities and Exchange Commission or any similar rule then in force), (b) any sale of securities of the Corporation to a person or group of persons (within the meaning of the Securities Exchange Act of 1934, as amended (the "1934 Act")) if, after such sale, such person or group of persons in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors (provided that such sale has been approved by the Corporation's Board of Directors or a committee thereof),
(c) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons in the aggregate would own or control securities of the Corporation (excluding any Class D-2 Common or Class Q-2 Common being converted and disposed or in connection with such Conversion Event) which possess in the aggregate the ordinary voting power to elect a majority of the Corporation's directors, (d) any sale of securities of the Corporation to a person or group of persons (within the meaning of the 1934 Act) if, after such sale, such person or group of persons would not, in the aggregate, own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Corporation, and (e) a merger, consolidation or similar transaction involving the Corporation if, after such transaction, a person or group of persons (within the meaning of the 1934 Act) in the aggregate would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors (provided that the transaction has been approved by the Corporation's Board of Directors or a committee thereof). For purposes of paragraphs 4(A) and 4(C), a "person" shall include any natural person and any corporation, partnership, joint venture, trust, unincorporated organization and any other entity or organization.

                  Part 5. Class P Stock Special Distributions and Repurchase Restrictions.

                  (A) Special Distribution upon Request. Subject to the terms of
Part 2 of this Section 1 and to the terms of the Corporation's senior credit facility as may be in effect at such time, at any time after December 15, 2009, any holder of Class P Stock may request that the Corporation make a cash distribution in respect of any or all share(s) of such holder's Class P Common in an amount not to exceed the Unreturned Original P Cost thereof (plus all Unpaid Class P Yield thereon) by delivering written notice of such request to the Corporation. Within five days after receipt of such request, the Corporation shall give written notice of such request to all other holders of Class P Common, and such other holders may request that the Corporation make a cash distribution in respect of their shares of Class P Common in an amount equal to the Unreturned Original P Cost thereof (plus all Unpaid Class P Yield thereon) by delivering written notice to the Corporation within ten days after receipt of the Corporation's notice. The Corporation shall be required to make such distribution(s) with respect to which such requests have been made in an amount per share equal to the Unreturned Original P Cost thereof (plus all Unpaid Class P Yield thereon) within 20 days after receipt of the initial request.

                  (B) Change in Ownership.

                  (i) If a Change in Ownership has occurred or the Corporation obtains knowledge that a Change in Ownership is proposed to occur, the Corporation shall give prompt written notice of such Change in Ownership (but not less than 25 days prior to consummation of such Change in Ownership) describing in reasonable detail the material terms and date of consummation thereof to each holder of Class P Common, and the Corporation shall give each holder of Class P Common prompt written notice of any material change in the terms or timing of such transaction. Each holder of the Class P Common then outstanding may require the Corporation to make a cash distribution in respect of all or any portion of the Class P Common owned by such holder in an amount per share equal to the Unreturned Original P Cost thereof (plus all Unpaid Class P Yield thereon) by giving written notice to the Corporation of such election prior to the later of (a) 21 days after receipt of the Corporation's notice and
(b) five days prior to the consummation of the Change in Ownership (the "Expiration Date").

                  (ii) Subject to the terms of Part 2 of this Section 1 and to the terms of the Corporation's senior credit facility as may be in effect at such time and the Corporation's Senior Subordinated Note Indenture dated May 28, 1999, upon receipt of such election(s), the Corporation shall be obligated to make such cash distribution in respect of the aggregate number of shares specified therein on the occurrence of the Change in Ownership. If any proposed Change in Ownership does not occur, all requests for such cash distributions in connection therewith shall be automatically rescinded.

                  (iii) The term "Change in Ownership" means any sale, transfer or issuance or series of sales, transfers and/or issuances of Common Stock by the Corporation or any holders thereof which results in any Person or group of Persons (as the term "group" is used under the Securities Exchange Act of 1934), other than the holders of Common Stock as of December 1, 2000, owning more than 50% of the Common Stock outstanding at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances.

                  (C) Fundamental Change.

                  (i) If a Fundamental Change is proposed to occur, the Corporation shall give written notice of such Fundamental Change describing in reasonable detail the material terms and date of consummation thereof to each holder of Class P Common not more than 45 days nor less than 20 days prior to the consummation of such Fundamental Change, and the Corporation shall give each holder of Class P Common prompt written notice of any material change in the terms or timing of such transaction. Each holder of the Class P Common then outstanding may require the Corporation to make a cash distribution in respect of all or any portion of the Class P Common owned by such holder or holders in an amount per share equal to the Unreturned Original P Cost thereof (plus all Unpaid Class P Yield thereon) by giving written notice to the Corporation of such election prior to the later of (a) ten days prior to the consummation of the Fundamental Change or (b) ten days after receipt of notice from the Corporation.

                  (ii) Subject to the terms of Part 2 of this Section 1 and to the terms of the Corporation's senior credit facility as may be in effect at such time and the Corporation's Senior Subordinated Note Indenture dated May 28, 1999, upon receipt of such election(s), the Corporation shall be obligated to make such cash distribution in respect of the aggregate number of shares specified therein upon the consummation of such Fundamental Change. If any proposed Fundamental Change does not occur, all requests for such cash distribution in connection therewith shall be automatically rescinded.

                  (iii) The term "Fundamental Change" means (a) any sale or transfer of more than 50% of the assets of the Corporation and its Subsidiaries on a consolidated basis (measured either by (a) book value in accordance with generally accepted accounting principles consistently applied or (b) fair market value determined in the reasonable good faith judgment of the Corporation's Board of Directors, whichever results in a greater percentage determination) in any transaction or series of transactions and (b) any merger or consolidation to which the Corporation is a party, except for a merger in which the Corporation is the surviving corporation, the terms of the Class P Common are not changed and the Class P Common is not exchanged for cash, securities or other property, and after giving effect to such merger, the holders of the Corporation's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors immediately prior to the merger shall continue to own the Corporation's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Corporation's Board of Directors.

                  (D) Priority of Distribution Payments. For each share of Class P Common which is to receive a cash distribution pursuant to this Part 5, the Corporation shall be obligated on the Payment Date to pay to the holder thereof an amount in cash immediately available funds equal to the Unreturned Original P Cost thereof (plus all Unpaid Class P Yield thereon). If the funds of the Corporation available for such distribution on any Payment Date are insufficient to make such distribution in full on such date, those funds which are available shall be used to make such distribution to such holders, pro rata among the holders of such shares, and such payment shall first be applied as a payment of Class P Yield until all Unpaid Class P Yield is paid and then applied as a return of Original P Cost. At any time thereafter when additional funds of the Corporation are available for distribution, such funds shall immediately be used to make the balance of such distribution which the Corporation has become obligated to make on any Payment Date but which it has not been made.

                  (E) Restrictions on Repurchases of Common Stock. So long as the holders of shares of Class P Common have not received Distributions in respect of their Class P Common at least equal to the Unreturned Original P Cost thereof (plus all Unpaid Class P Yield thereon), the Corporation shall not redeem, repurchase, or otherwise acquire any of the Common Stock (other than Class Q-1 Common) without prior written consent of the holders of a majority of the outstanding Class P Common (disregarding, for purposes of determining a majority, any Class P Common held by any holder of the Common Stock proposed to be redeemed, repurchased or acquired), except for repurchases of Class A Common issued to employees of the Corporation or its Subsidiaries.

                  Part 6. Stock Splits and Stock Dividends.

                  The Corporation shall not in any manner subdivide (by stock split, stock dividend or otherwise), or combine (by stock split, stock dividend or otherwise) the outstanding Common Stock of one class unless the outstanding Common Stock of the other classes shall be proportionately subdivided or combined. All such subdivisions and combinations shall be payable only in the same class of Common Stock to each holder of each class of Common Stock. In no event shall a stock split or stock dividend be designated as a payment of Yield, a payment of Class D/E Yield, a payment of Class P Yield, a return of Original Cost, a return of Original D/E Cost, a return of Original P Cost, a return of Original A-1 Cost or a return of Original A-2 Cost.

                  Part 7. Registration of Transfer.

                  The Corporation shall keep at its principal office (or such other place as the Corporation reasonably designates) a register for the registration of shares of Common Stock. Upon the surrender of any certificate representing shares of any class of Common Stock at such place, the Corporation shall, at the request of the registered holder of such certificate, execute and deliver a new certificate or certificates in exchange therefor representing in the aggregate the number of shares of such class represented by the surrendered certificate, and the Corporation forthwith shall cancel such surrendered certificate. Each such new certificate will be registered in such name and will represent such number of shares of such class as is requested by the holder of the surrendered certificate and shall be substantially identical in form to the surrendered certificate. The issuance of new certificates shall be made without charge to the holders of the surrendered certificates for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such issuance.

                  Part 8. Replacement.

                  Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing one or more shares of any class of Common Stock, and in the case of any such lose, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the holder is a financial institution or other institutional investor its own agreement will be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Corporation shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

                  Part 9. Notices.

                  All notices referred to herein shall be in writing, shall be delivered personally, sent by telecopy or mailed by first class mail, postage prepaid, and shall be deemed to have been given when so delivered, sent or mailed to the Corporation at its principal executive offices and to any stockholder at such holder's address as it appears in the stock records of the Corporation (unless otherwise specified in a written notice to the Corporation by such holder).

                  Part 10. Amendment and Waiver.

                  No amendment or waiver of any provision of this Section I shall be effective without the prior written consent of the holders of a majority of the then outstanding shares of the Class A Common, Class B Common, Class C Common, Class D Common, Class E Common, Class P Common and Class Q Common together voting as a single class; provided that any provisions of Part 2(B)(ii) of this Section I and any definitions in Section II applicable thereto may be amended or waived with the prior consent of both the holders of a majority of the then outstanding shares of Class B Common and the holders of a majority of the then outstanding shares of Class C Common each voting as a separate class; provided, further, that any provisions of Part 2(B)(iii) of this
Section I and any definitions in Section II applicable thereto may be amended or waived with the prior consent of both the holders of a majority of the then outstanding shares of Class D Common and the holders of a majority of the then outstanding shares of Class E Common each voting as a separate class; provided, further, that any provisions of Parts 2(A) and 2(B)(iv) and Part 5 of this
Section I and any definitions in Section II applicable thereto may only be amended or waived with the prior consent of each holder of the then outstanding shares of Class P Common; provided, further, that any provisions of Part (2)B(i) and Part 3 of this Section I and any definitions in Section II applicable thereto may be amended or waived only with the prior consent of each holder of the then outstanding shares of Class A-1 Common.

         II.      Definitions.

                  "Affiliate" means, with respect to any Person, any individual, corporation, partnership or other entity which, directly or indirectly, controls, or is controlled by or is under common control with such Person or any of its Subsidiaries.

                  "Class D/E Yield" means a yield on each share of Class D Common and Class E Common that will accrue and accumulate at the rate of 20.0% per annum of the Unreturned Original D/E Cost thereof, which yield shall accumulate and compound if not paid at least annually. In computing the amount of Class D/E Yield accrued in respect of a fractional year, such amount shall be computed on the basis of a 365 day year and actual number of days elapsed.

                  "Class P Yield" means a yield on each share of Class P Common that will accrue and accumulate at the rate of 8.0% per annum of the Unreturned Original P Cost thereof, which yield shall accumulate and compound if not paid at least annually. In computing the amount of Class P Yield accrued in respect of a fractional year, such amount shall be computed on the basis of a 365 day year and actual number of days elapsed.

                  "Co-Investment Agreement" means that certain Co-Investment Agreement, dated as of March 30, 1990, between Onex TMB Investments Inc., an Ontario corporation (and together with its affiliates (as defined in the Co-Investment Agreement) and successors, "Onex"), and J2R Corporation, a Delaware corporation (and together with its affiliates (as defined in the Co-Investment Agreement) and successors, "J2R"), as amended from time to time.

                  "Disposition Value" of any share of any Loss Investment means an amount equal to (a) the amount realized on disposition of such share in connection with the disposition by Onex of the Onex Loss Investment Stock of the issuer of such share or (b) if no amount is realized on such share in connection with such disposition, the fair market value (as determined in good faith by the Board of Directors of the Corporation) of such share on its Loss Investment Date. The Disposition Value of any share shall not exceed its Unpaid Yield and Unreturned Original Cost.

                  "Distribution" means each distribution made by the Corporation to holders of Common Stock, whether in cash, property, or securities of the Corporation and whether by dividend, liquidating distributions or otherwise; provided that any payment in kind dividends consisting solely of Class A-1 Common or Class A-2 Common paid pursuant to Part 3 of Section I shall not be a Distribution.

                  "J2R Loss Investment Stock" means any common stock originally issued by any Loss Investment to J2R or its Affiliates that has rights and preferences substantially similar to those of the Class C Common.

                  "J2R PLI Stock" means any common stock originally issued by any Potential Loss Investment to J2R or its Affiliates that has rights and preferences substantially similar to those of the Class C Common.

                  "Loss Investment" means any Portfolio Company designated as a Loss Investment by Onex in accordance with the terms set forth in the Co-Investment Agreement.

                  "Loss Investment Date" as to any share of common stock means the date on which the issuer of such share is designated as a Loss investment by Onex, in accordance with the terms set forth in the Co-Investment Agreement.

                  "Loss Investment Stock" means any Onex Loss Investment Stock or J2R Loss Investment Stock.

                  "Onex Loss Investment Stock" means any common stock originally issued by any Loss Investment to Onex or its Affiliates that has rights and preferences substantially similar to those of the Class B Common.

                  "Onex PLI Stock" means any common stock originally issued by any Potential Loss Investment to Onex or its Affiliates that has rights and preferences substantially similar to those of the Class B Common.

                  "Original A-1 Cost" of any share of the Class A-1 Common of the Corporation as of any particular date will be equal to the amount of cash originally paid or the face amount of any note originally exchanged for each such share when they were issued.

                  "Original A-2 Cost" of any share of the Class A-2 Common of the Corporation issued pursuant to Part 3(C) of Section I above shall equal $4,211, otherwise it will be equal to the amount of cash originally paid for such shares when they were issued.

                  "Original Cost" of any share of any class of common stock of any Portfolio Company as of any particular date will be equal to the amount of cash originally paid for such shares when they were issued.

                  "Original D/E Cost" of any share of the Class D Common and the Class E Common of the Corporation as of any particular date will be equal to the amount of cash originally paid for such shares when they were issued.

                  "Original P Cost" of any share of the Class P Common of the Corporation as of any particular date will be equal to the amount of cash originally paid for such shares when they were issued.

                  "Payment Date" as to any share of Class P Common means the date specified in the notice of any distribution requests at the holder's option; provided that no such date shall be a Payment Date unless the Unreturned Original P Cost of such share (plus all Unpaid Class P Yield thereon) is actually paid in full on such date, and if not so paid in full, the Payment Date shall be the date on which such amount is fully paid.

                  "Person" means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a limited liability company and a governmental entity or any department, agency or political subdivision thereof.

                  "Portfolio Company" means a Person that has issued Securities that were originally owned by Onex or its Affiliates and J2R or its Affiliates pursuant to the Co-Investment Agreement.

                  "Potential Loss Investment" means any Portfolio Company designated as a Potential Loss Investment by Onex in accordance with the terms set forth in the Co-Investment Agreement.

                  "PLI Stock" means any Onex PLI Stock or J2R PLI Stock.

                  "Securities" shall mean "securities" as defined in section 2(1) of the Securities Act of 1933, as amended.

                  "Shortfall" means an amount equal to the excess, if any of (a) the sum of (i) the Unreturned Original Cost of such stock and (ii) the Unpaid Yield on such stock over (b) the aggregate fair market value of PLI Stock as determined in accordance with the Co-Investment Agreement.

                  "Subsidiary" shall mean with respect to any Person, any corporation of which the shares of stock having a majority of the general voting power in electing the board of directors are, at the time as of which any determination in being made, owned by such Person either directly or indirectly through Subsidiaries.

                  "Unpaid Class D/E Yield" of any share of Class D Common and Class E Common means an amount equal to the excess, if any, of (a) the aggregate Class D/E Yield accrued and accumulated on such share over (b) the aggregate amount of Distributions made by the Corporation that are designated as payment of Class D/E Yield on such share.

                  "Unpaid Class P Yield" of any share of Class P Common means an amount equal to the excess, if any, of (a) the aggregate Class P Yield accrued and accumulated on such share over (b) the aggregate amount of Distributions made by the Corporation that are designated as payment of Class P Yield on such share.

                  "Unpaid Yield" of any share of common stock of any Portfolio Company means an amount equal to the excess, if any, of (a) the aggregate Yield accrued and accumulated on such share over (b) the aggregate amount of distributions made by all Portfolio Companies that are designated (according to the distributing Portfolio Company's Certificate of Incorporation) as payment of Yield on such share. In no event shall any amount paid to a stockholder in exchange for or with respect to the stock of a Portfolio Company be treated as payment of Unpaid Yield (other than a distribution made by such Portfolio Company or a distribution made by another Portfolio Company with respect to the stock of such Portfolio Company).

                  "Unreturned Original A-1 Cost" of any share of Class A-1 Common means an amount equal to the excess, if any, of (a) the Original A-1 Cost of such share over (b) the aggregate amount of Distributions made by the Corporation in respect of the Class A-1 Common.

                  "Unreturned Original A-2 Cost" of any share of Class A-2 Common means an amount equal to the excess, if any, of (a) the Original A-2 Cost of such share over (b) the aggregate amount of Distributions made by the Corporation in respect of the Class A-2 Common.

                  "Unreturned Original Cost" of any share of common stock of any Portfolio Company means an amount equal to the excess, if any, of (a) the Original Cost of such share over (b) the aggregate amount of distributions made by all Portfolio Companies that are designated (according to the distributing Portfolio Company's Certificate of Incorporation) as a return of Original Cost of such share. In no event shall any amount paid to a stockholder in exchange for or with respect to the stock of a Portfolio Company be treated as payment of Unreturned Original Cost (other than a distribution made by such Portfolio Company or by another Portfolio Company with respect to the stock of such Portfolio Company).

                  "Unreturned Original D/E Cost" of any share of Class D Common and Class E Common means an amount equal to the excess, if any, of (a) the Original D/E Cost of such share over (b) the aggregate amount of Distributions made by the Corporation that are designated as a return of Original D/E Cost of such share.

                  "Unreturned Original P Cost" of any share of Class P Common means an amount equal to the excess, if any, of (a) the Original P Cost of such share over (b) the aggregate amount of Distributions made by the Corporation that are designated as a return of Original P Cost of such share.

                  "Yield" means a yield on each share of common stock of any Portfolio Company that will accrue and accumulate at the rate of 20.0% per annum of the Unreturned Original Cost thereof, which yield shall accumulate and compound if not paid at least annually; provided however, that the Yield on any share shall cease accruing, accumulating and compounding on the Loss Investment Date of such share. In computing the amount of Yield accrued in respect of a fractional year, such amount shall be computed on the basis of a 365 day year and actual number of days elapsed.